Exhibit 10.2
September 26, 2008
The Greenbrier Companies, Inc.
One Centerpointe Drive, Suite 200
Lake Oswego, OR 97035
Re:	Third Amendment to Amended and Restated Credit Agreement, dated as of November 7, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), the Lenders from time to time party thereto, and Bank of America, N.A., as U.S. Administrative Agent.
Ladies and Gentlemen:
The parties hereto agree that Section 9.10(a) of the Credit Agreement is hereby amended to read as follows:
     (a) to release any Lien on any property granted to or held by such Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is transferred or to be transferred as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, (iii) that is owned by a Person other than a Loan Party, including vessels under construction for third parties pursuant to a contract, that are held by a Loan Party as a bailee for such other Person, or (iv) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders;
All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.
Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.
This letter agreement shall become effective upon the execution hereof by the Loan Parties, the Required Lenders and the Administrative Agents.
This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or pdf shall be effective as an original.

This letter agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

Sincerely, BANK OF AMERICA, N.A., as U.S. Administrative Agent
By	/s/ Tiffany Shin
	Name:	Tiffany Shin
	Title:	Assistant Vice President

THE GREENBRIER COMPANIES, INC.
THIRD AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:	THE GREENBRIER COMPANIES, INC., an Oregon corporation
	By:	/s/ Mark J. Rittenbaum
		Name	Mark J. Rittenbaum
		Title:	Executive Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS:	GUNDERSON LLC, an Oregon limited liability company
	By:	/s/ Mark J. Rittenbaum
		Name:	Mark J. Rittenbaum
		Title:	Executive Vice President

GREENBRIER LEASING COMPANY, LLC, an Oregon limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Executive Vice President

GREENBRIER RAILCAR, LLC, an Oregon limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President

AUTOSTACK COMPANY, LLC, an Oregon limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President

GUNDERSON RAIL SERVICES, LLC, an Oregon limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President

THE GREENBRIER COMPANIES, INC.
THIRD AMENDMENT

GUNDERSON MARINE, LLC, an Oregon limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President

GREENBRIER-CONCARRIL, LLC, a Delaware limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President

GREENBRIER LEASING LIMITED PARTNER, LLC, a Delaware limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Principal Financial Accounting Officer

GREENBRIER MANAGEMENT SERVICES, LLC, a Delaware limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Executive Vice President

BRANDON RAILROAD LLC, an Oregon limited liability company
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President

MERIDIAN RAIL HOLDINGS CORP., an Oregon corporation
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President and Treasurer

MERIDIAN RAIL ACQUISITION CORP., an Oregon corporation
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President and Treasurer

THE GREENBRIER COMPANIES, INC.
THIRD AMENDMENT

MERIDIAN RAIL MEXICO CITY CORP., an Oregon corporation
By:	/s/ Mark J. Rittenbaum
	Name:	Mark J. Rittenbaum
	Title:	Vice President and Treasurer

THE GREENBRIER COMPANIES, INC.
THIRD AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A., as a U.S. Lender and as U.S. L/C Issuer and U.S. Swing Line Lender
	By	/s/ Michael Snook
		Name:	Michael Snook
		Title:	Senior Vice President

UNION BANK OF CALIFORNIA, N.A., U.S. Lender
By
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, U.S. Lender
	By	/s/ Richard J. Ameny, Jr.
		Name:	Richard J. Ameny, Jr.
		Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, U.S. Lender
	By	/s/ Chris Swindell
		Name:	Chris Swindell
		Title:	Senior Vice President

BRANCH BANKING & TRUST COMPANY, U.S. Lender
By
Name:
Title:

CAYLON NEW YORK BRANCH, U.S. Lender
By
Name:
Title:

THE GREENBRIER COMPANIES, INC.
THIRD AMENDMENT

CRÉDIT INDUSTRIEL et COMMERCIAL, NEW YORK BRANCH, U.S. Lender
By	/s/ Adrienne Molloy /s/ Alex Aupoix
	Name:	Adrienne Molloy Alex Aupoix
	Title:	Vice President Vice President

COMERICA BANK, U.S. Lender
By:
Name:
Title:

SOVEREIGN BANK, U.S. Lender
By:
Name:
Title:

DVB BANK AG, U.S. Lender
By:
Name:
Title:

By:
Name:
Title:

BANK OF THE WEST, U.S. Lender
By:	/s/ Brett German
	Name:	Brett German
	Title:	Vice President

THE GREENBRIER COMPANIES, INC.
THIRD AMENDMENT